February 12, 2024

BNY MELLON FUNDS TRUST

-BNY Mellon International Equity Income Fund

Supplement to Current Prospectus and Statement of Additional Information

BNY Mellon International Equity Income Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Prospectus and Statement of Additional Information are removed.

Effective as of the close of business on February 9, 2024, Fund shares in BNY Mellon Wealth Management-sponsored retirement plans were reallocated to other previously approved investment vehicles designated in plan documents as determined by BNY Mellon Wealth Management and/or a client's trustee or other fiduciary, as required. Fund shares held by BNYM Adviser Retirement Plans were exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

6309-STK-0224